Exhibit 10.3

SECOND AMENDMENT
TO
CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of December 14, 2015 (effective as provided herein), is among WINTRUST FINANCIAL CORPORATION, an Illinois corporation ("Borrower"), each Lender a party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent ("Administrative Agent").
RECITALS:
Borrower, Lenders and Administrative Agent have previously entered into the Credit Agreement dated as of December 15, 2014, as amended by the First Amendment to Credit Agreement dated as of October 29, 2015 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement").
Borrower has requested amendments to certain provisions of the Credit Agreement, including to extend the Revolving Credit Maturity Date and to make certain modifications to covenants set forth therein.
Lenders have agreed, subject to the terms and conditions hereof, to amend such provisions of the Credit Agreement, as provided in this Second Amendment.
AGREEMENT:
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I

Definitions
1.1    Definitions. All capitalized terms not otherwise defined herein have the same meaning as in the Credit Agreement.
ARTICLE II

Amendments to Credit Agreement
2.1    Amendments to Credit Agreement Section 1.01.
(a)    The definition of “Revolving Credit Maturity Date” is hereby amended by the deletion of the date “December 14, 2015” and its replacement with the date “December 12, 2016”.
(b)    The definition of “Junior Subordinated Indentures” is hereby amended and restated in its entirety, as follows:

"Junior Subordinated Indentures" means the Subordinated Indenture and Supplemental Indenture each dated June 13, 2014 between the Borrower and U.S. Bank National Association, as Trustee.
2.2    Amendments to Credit Agreement Section 7.02. Section 7.02 is hereby amended by (i) replacing the period at the end of clause (g) with “; and” and (ii) inserting a new Section 7.02(h), as follows:
(h)    Indebtedness in the form of letters of credit (and reimbursement obligations in respect thereof) issued for the account of, or confirmed on behalf of, (i)

Borrower or (ii) Borrower and any of its Subsidiaries as co-borrowers, the aggregate amount thereof, drawn or undrawn, not to exceed $45,000,000.
2.3    Amendments to Credit Agreement Article 8(f). Article 8(f) is hereby amended and restated in its entirety, as follows:
(f)    Risk-Based Capital Ratio. Permit the Risk-Based Capital Ratio as at the last day of any fiscal quarter of the Borrower (a) for the Borrower on a Consolidated Basis to be less than the sum of (i) the minimum Risk-Based Capital Ratio to qualify as “well-capitalized” (as defined and determined by the appropriate Bank Regulatory Authority having jurisdiction over the Borrower on the date of the determination), plus (ii) 1.00%, or (b) for any of Borrower’s Subsidiaries to be less than the sum of (i) the minimum Risk-Based Capital Ratio to qualify as “well-capitalized” (as defined and determined by the appropriate Bank Regulatory Authority having jurisdiction over such applicable Subsidiary on the date of the determination), plus (ii) 0.75%.
ARTICLE III

Conditions Precedent
3.1    Conditions. The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions precedent:
(a)    Documents. Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Second Amendment and the following shall have occurred, in form and substance satisfactory to Administrative Agent and Lenders:
(i)    Second Amendment. This Second Amendment executed by Borrower and each Lender.
(ii)    Facility Fee. The Borrower shall have paid to the Administrative Agent, for the account of the Lenders, a non-refundable facility fee equal to 0.20% of the Revolving Credit Commitment; such facility fee to be distributed by the Administrative Agent to the Lenders pro rata in accordance with the Lenders' respective Revolving Credit Commitment Percentages.
3.2    Effectiveness. Upon satisfaction of the conditions precedent in Section 3.1, this Second Amendment shall be effective as of December 14, 2015.

ARTICLE IV

Ratification
4.1    Ratification. The terms and provisions set forth in this Second Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Second Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE V

Representations and Warranties
5.1    Loan Documents. Borrower hereby represents and warrants to each Lender and Administrative Agent that (a) the execution, delivery and performance of this Second Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate any organizational or governance document of Borrower or any applicable law, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, in which case they were true and correct on and as of such date, (c) no Default or Event of Default shall exist before or immediately after giving effect to this Second Amendment, (d) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it is subject, and (e) there have been no amendments, supplements or other modifications to the certificate or incorporation or by-laws of the Borrower since December 15, 2014.
ARTICLE VI
Miscellaneous
6.1    Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
6.2    Severability. Any provision of this Second Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
6.3    Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Second Amendment by facsimile transmission or PDF attachment to email shall be effective as delivery of an original executed counterpart thereof.
6.4    Governing Law; Jurisdiction, Etc.
(a)    Governing Law. This Second Amendment and the other Loan Documents executed in connection herewith, unless expressly set forth therein, shall be governed by, construed and enforced in accordance with, the law of the State of Illinois, without reference to the conflicts or choice of law principles thereof.
(b)    Submission to Jurisdiction. Borrower irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Illinois sitting in Cook County and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Second Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state court or, to the fullest extent permitted by Applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Second Amendment or in any other Loan Document shall affect any right that Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Second Amendment or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.

(c)    Waiver of Venue. Borrower irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Second Amendment or any other Loan Document executed in connection herewith in any court referred to in Section 6.4(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement. Nothing in this Second Amendment will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.
6.5    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT OR ANY OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6.6    FINAL AGREEMENT. THIS SECOND AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.7    Expenses of Administrative Agent. As provided in the Credit Agreement, Borrower shall pay all invoiced reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Second Amendment and the other Loan Documents executed pursuant hereto, including without limitation the reasonable fees and expenses of Administrative Agent’s legal counsel promptly following Borrower’s receipt of invoices therefor.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized officers, all as of the day and year first written above.
BORROWER:

WINTRUST FINANCIAL CORPORATION

By: /s/David A. Dykstra
Name: David A. Dykstra
Title: Senior EVP

Second Amendment to Credit Agreement - Signature Page

WELLS FARGO BANK, N.A.,
as Administrative Agent

By: /s/Phillip Hagglund
Name: Phillip Hagglund
Title: SVP

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/Phillip Hagglund
Name: Phillip Hagglund
Title: SVP

Second Amendment to Credit Agreement - Signature Page

ROYAL BANK OF CANADA,
as a Lender

By: /s/Joseph Travaglione
Name: Joseph Travaglione
Title: Managing Director

Second Amendment to Credit Agreement - Signature Page

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By: /s/Peter Caligiuri
Name: Peter Caligiuri
Title: Vice President

Second Amendment to Credit Agreement - Signature Page